Exhibit 99.1

Investor Presentation September 2009

1 This presentation is intended for stockholders and bondholders of Kennedy Wilson, Inc. (OTC: KWIC; “Kennedy Wilson”), stockholders and warrant holders of Prospect Acquisition Corporation (NYSE AMEX: PAX; “PAX” or “Prospect”), as well as other persons who might be interested in purchasing Prospect securities, regarding Prospect’s proposed business combination with Kennedy Wilson. Prospect intends to file with the Securities and Exchange Commission (“SEC”) a registration statement, which will contain a prospectus relating to the securities Prospect intends to issue in the proposed Merger, and a preliminary proxy statement in connection with the proposed Merger and to mail a definitive proxy statement and other relevant documents to Prospect stockholders and warrant holders. Stockholders and warrant holders of Prospect and other interested persons are advised to read, when available, Prospect’s preliminary proxy statement, and amendments thereto, and definitive proxy statement in connection with Prospect’s solicitation of proxies for the special meeting to be held to approve the Merger because these proxy statements will contain important information about Kennedy Wilson, Prospect and the proposed Merger. The definitive proxy statement will be mailed to stockholders and warrant holders as of a record date to be established for voting on the Merger. Stockholders and warrant holders will also be able to obtain a copy of the preliminary and definitive proxy statements, without charge, once available, at the SEC's Internet site at http://www.sec.gov or by directing a request to: Prospect Acquisition Corp., 9130 Galleria Court, Suite 318, Naples, FL 34109, telephone (239) 254-4481. Prospect and its directors and officers may be deemed participants in the solicitation of proxies from Prospect’s stockholders and warrant holders. A list of the names of those directors and officers and descriptions of their interests in Prospect is contained in Prospect’s prospectus dated November 14, 2007, which is filed with the SEC, and will also be contained in Prospect’s proxy statement when it becomes available. Prospect’s stockholders and warrant holders may obtain additional information about the interests of its directors and officers in the Merger by reading Prospect’ proxy statement when it becomes available. Certain statements in this communication regarding the proposed Merger between Prospect and Kennedy Wilson and any other statements relating to future results, strategy and plans of Kennedy Wilson and Prospect (including certain projections and business trends, and statements which may be identified by the use of the words "may", "intend", "expect“, “should” and like words) constitute "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those projected as a result of certain risks and uncertainties. For Kennedy Wilson, these risks and uncertainties include, but are not limited to its revenues and operating performance, general economic conditions, industry trends, legislation or regulatory requirements affecting the business in which it is engaged, management of growth, its business strategy and plans, fluctuations in customer demand, the result of future financing efforts and its dependence on key personnel. For Prospect, factors include, but are not limited to: the successful combination of Prospect with Kennedy Wilson's business, the ability to retain key personnel and the ability to achieve stockholder and regulatory approvals and to successfully close the transaction. Additional information on these and other factors that may cause actual results and Prospect's performance to differ materially is included in Prospect's periodic reports filed with the SEC, including but not limited to Prospect's Form 10-K for the year ended December 31, 2008 and subsequent Forms 10-Q. Copies may be obtained by contacting Prospect or the SEC. Prospect cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. These forward-looking statements are made only as of the date hereof, and Prospect undertakes no obligations to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. DISCLAIMERS

2 The architect of Kennedy Wilson’s expansion into real estate brokerage, property management, and investment services, joining in 1988 More than 17 years of banking experience, in addition to real estate experience Formerly Executive Vice President and Chairman of the Credit Policy Committee at Imperial Bancorp; and also has held senior positions with a variety of financial services firms, including eight years as a Senior Vice President of Fidelity Bank B.S. in Business and an M.B.A. from the University of Southern California William McMorrow Chairman of the Board, CEO Responsible for Kennedy Wilson’s acquisitions and dispositions of commercial assets as well as oversight of the company’s activities in Japan, joining in 1990 Formerly a commercial broker at Hanes Company Founding member of UCLA Anderson Ziman Center Named by L.A. Business Journal as one of the top women in commercial real estate B.A. in Sociology from the University of California, Los Angeles Mary Ricks Executive Vice Chairman, Co-CEO of KW Commercial Investment Group Responsible for Kennedy Wilson’s capital markets and fundraising activities, joining in 2009 Founder of BlackSterling Partners, LLC, formerly the CEO of Bessemer Trust, Loring Ward, Atlantic Trust (subsidiary of Invesco), head of Private Wealth Management at Morgan Stanley, and President of Wells Fargo Securities B.A. from Whittier College, and M.A. in Economics the University of Southern California Donald Herrema Executive Vice Chairman, CEO of KW Capital Markets KENNEDY WILSON PRESENTER BIOGRAPHIES Responsible for Kennedy Wilson’s commercial investment analysis, joining in 2006 Formerly an Associate of JPMorgan Chase where he held positions in investment banking, strategy and risk management B.B.A. in Finance and Accounting from Emory University, and an M.B.A. from UCLA’s Anderson School of Management Matt Windisch Director of KW Commercial Investment Group

3 Business combination between Kennedy Wilson, Inc. (“Kennedy Wilson”) and Prospect Acquisition Corp. (NYSE AMEX: PAX) (“Prospect”) a Special Purpose Acquisition Company, with approximately $248 million of cash Transaction Description Prospect will issue: i) 26.0 million shares of common stock to Kennedy Wilson common and preferred stockholders ii) 4.0 million restricted shares of common stock to Kennedy Wilson management as a retention tool and a replacement of Kennedy Wilson’s existing stock option plan Consideration i) To capitalize on distressed real estate acquisition opportunities ii) For general corporate purposes Use of Proceeds November 2009 Expected Closing TRANSACTION OVERVIEW Kennedy Wilson is a vertically-integrated real estate investment and services company headquartered in Beverly Hills, CA, with 21 offices throughout the U.S. and Japan and approximately 300 employees Overview of Kennedy Wilson

4 Market Opportunity: Distressed-driven real estate investing Business Model: Vertically-integrated, diversified and complementary Management: Experienced, tested through cycles and cohesive Track Record: Top quartile returns(1) Pipeline: Substantial immediate investment opportunities Growth Strategy: Expanding investment platforms INVESTMENT HIGHLIGHTS 1. Compared to NCREIF Townsend & Cambridge Associates fund universe.

5 Multiple business lines that produce diverse sources of cash flow Proprietary investment deal flow generated by services businesses (auction, property management) Countercyclical auction business well-suited to current environment Diversified Business Model Former NASDAQ-listed company with track record of successful listings in US and Japan Audited financials since 1992 and functioning with several independent board members since 2000 Conservative capital structure Experience in capitalizing on real estate cycles over the past 25 years Corporate Excellence Kennedy Wilson is a preeminent real estate asset manager and service company that is uniquely positioned to take advantage of the current market opportunity Committed shareholder base that has invested with Kennedy Wilson in various capacities Robust private institutional capital raising ability Invested nearly $6 billion of capital since 1999 Extensive proprietary acquisition pipeline with significant near-term opportunities Robust Capital Raising and Investment Pipeline INVESTMENT RATIONALE

6 Distressed Acquisition Opportunities Simultaneous de-leveraging from banks and borrowers should clear the way for re-pricing of real estate assets Near-term debt maturities for over-financed assets should lead to distressed sales Rising cap rates / asset re-pricing should lead to solid real estate fundamentals including significant cash-on-cash returns and attractive going-in yields Scarcity of capital should limit competition to acquire assets Low interest rate environment in the US and Japan should likely remain in the short term to help spur economic recovery Kennedy Wilson Services Kennedy Wilson Investments Auction Business Rising unemployment and falling home prices should lead to further defaults by single-family home borrowers Auctions should continue to be an attractive monetization tool for financial institutions seeking liquidity from distressed loans Commercial real estate auctions should follow single-family auctions in next phase of the cycle Property Management Business Continuing foreclosures should create demand for property management of bank REOs MARKET OPPORTUNITY OVERVIEW Kennedy Wilson’s management team believes in the catalysts below

7 Pending CRE Debt Maturities Source: Intex, Mortgage Bankers Association and Federal Reserve The limited availability of financing coupled with dramatically more conservative underwriting standards should force selling as borrowers are unable to recapitalize Over a trillion dollars of real estate debt is maturing in the next five years MARKET OPPORTUNITY DEBT MATURITIES Annual Maturities ($ in billions) $500 $450 $400 $350 $300 $250 $200 $150 $100 $50 $0 2009 2010 2011 2012 2013 2014 2015-2018 CMBS – Fixed Rate CMBS – Floating Rate Insurance Companies Bank / Thrift

8 Source: Holliday Fenoglio Fowler, L.P., FDIC, Foresight Analytics and SEC Commercial banks, who have traditionally been a significant source of deal flow for Kennedy Wilson, will likely be forced to liquidate meaningful amounts of real estate Commercial banks with assets greater than $10 billion MARKET OPPORTUNITY SOURCES OF DEAL FLOW Fourth Quarter 2008 Fourth Quarter 1992 Commercial banks will likely seek to reduce their loan to deposit ratios Today, the largest banks hold approximately 80% of total bank assets of which approximately 60% are real estate loans The current pace of real estate loan deterioration far exceeds that of the early 1990’s Today’s commercial banks are in a more precarious position than those in the early 1990’s 21.6x 83 $9.7 80.2% 92.0% 17.7x 50 $1.4 43.0% 82.1% Borrowing / total assets Number of banks Total assets ($ trillions) Percent of total Avg. loan to deposit ratio

Commercial Property Price Index 9 Note: Includes Multifamily, Retail, Industrial and Office transactions. Source: Real Capital Analytics Buyers like Kennedy Wilson should be able to step into the void and buy highly attractive real estate at compelling prices MARKET OPPORTUNITY ATTRACTIVE PRICING Commercial property prices have undergone a dramatic correction from their October 2007 highs Devaluation of real estate along with limited equity and debt capital has dramatically reduced transaction volume Source: Moody’s, Real Capital Analytics Historical Commercial Property Transaction Volume $60 $80 $100 $120 $140 $160 $180 $200 Dec-00 Feb-02 May-03 Jul-04 Oct-05 Jan-07 Mar-08 Jun-09 CPPI Index (indexed to December 2000) Represents a 35% decline from the peak in October 2007 Closed transaction volume ($ billions) $0 $20 $40 $60 $80 $100 $120 1Q 01 1Q 02 1Q 03 1Q 04 1Q 05 1Q 06 1Q 07 1Q 08 1Q 09 Represents a 92% decline in transaction volume from peak in 2Q 2007

10 Kennedy Wilson Investments Third Party Deal Flow Kennedy Wilson generates meaningful proprietary deal flow and services revenue from its vertically-integrated platform Property & Asset Management Third party property management, landlord and tenant leasing representation and brokerage sales Bank REO services Auction Services Sale of distressed portfolios and / or foreclosed single family homes Construction Management Trust Management Approximately 30% of non-real estate investment revenues(1) Manager of opportunity, value-add and double bottom line funds, joint ventures and separate account investments US Asset classes: Office Multifamily Distressed condominiums Other (Land & Mortgage) Japanese multifamily platform Approximately 70% of non-real estate investment revenues(1) KENNEDY WILSON BUSINESS MODEL Kennedy Wilson Services Banks Insurance Companies Developers Third Party Deal Flow Banks Insurance Companies Developers 1. Excludes property level revenues.

11 Fully-integrated real estate investments platform Nearly $6 billion in aggregate transactions since 1999 30+ investment professionals Targets West Coast of US, Hawaii and Japan Strong historical financial performance Gross IRRs of 39% on 92 realized investments(1) Top quartile investment performance compared to NCREIF Townsend and Cambridge Associates fund universe Direct real estate investment through commingled funds and joint ventures / separate accounts Provides flexibility to suit broad range of investor preferences Each format earns management and promote fees Off-market sourcing through vertically-integrated platform Access to proprietary acquisition opportunities through Kennedy Wilson’s Services business Long-standing relationships with financial institutions should be an important source of investment opportunities BUSINESS MODEL OVERVIEW OF INVESTMENTS BUSINESS LINE Kennedy Wilson Investments 1. For the period from January 1, 1999 through June 30, 2009. Gross IRR is based on cumulative distributions to date on such investment and is the leveraged internal rate of return on equity invested in the applicable investment, before deductions for carried interest, management fees and similar expenses, all of which in the aggregate may be substantial and have the effect of lowering returns and is based on the actual timing of investment cash flows.

12 BUSINESS MODEL PLATFORM FOR INVESTMENTS BUSINESS LINE Kennedy Wilson Investments Platform 10+ active separate accounts / JVs 25+ institutional partners Fee structure includes: Asset management fees Acquisition fees Property management fees Promote fees Value-added and opportunistic investment strategies Five active funds(1) Discretionary capital 20+ limited partners across funds Fee structure includes: Asset management fees Acquisition and disposition fees Property management fees Promote fees Value-added and opportunistic investment strategies Funds Separate Account / JVs Round tripped first private investment platform through public market monetization, currently on second investment platform 35% owned by Kennedy Wilson Multifamily focused Fee structure includes: Asset management fees Cash flow and aggregation strategy Japan Note: The Company typically has invested between 5% and 15% of the equity in each transaction. 1. Currently raising capital or acquiring/disposing assets.

BUSINESS MODEL CAPITAL PARTNERS Lenders Equity Partners Lenders / Equity Partners Note: The lenders and equity partners listed herein reflect a partial list of Kennedy Wilson’s historical relationships and activities. Kennedy Wilson Capital Partners 13

14 BUSINESS MODEL OVERVIEW OF SERVICES BUSINESS LINE Kennedy Wilson Services $10 billion of commercial and residential real estate sold since inception 40+ auction services employees On-line, live and sealed bid sales Near-term growth driven by REO and distressed situations Clients include banks, insurance companies and developers Fees: typically 3% of net commissions on sales proceeds Auction Services Manage approximately 40 million square feet of office, multifamily, industrial and retail space including 3,000+ apartment units 180+ property management employees Fees: typically 3% of gross rents(1) Property Management Construction management service business Residential and commercial brokerage Trust management services Other Services 1. Fees include property management fees, construction fees and leasing commissions.

15 Investment committee has over 250 years of combined real estate experience Members of the management team have collectively acquired, developed and managed more than $15 billion of real estate over the past decade Track record includes building and launching successful public companies Kennedy Wilson – IPO in 1992 - NASDAQ(1) Kennedy Wilson Japan (now Kenedix) – IPO in 2002 - Tokyo Stock Exchange MANAGEMENT INDUSTRY EXPERTISE Kennedy Wilson’s seasoned management team has extensive real estate and public markets experience 1. Management decided to move Company to pink sheets in 2004.

16 William McMorrow Chairman of the Board Chief Executive Officer Years in real estate: 33 Years with KW: 21 Rhett Winchell President Auction Group Years in real estate: 27 Years with KW: 25 Robert Hart CEO & President Multifamily Investment Group Years in real estate: 22 Years with KW: 9 Mary Ricks Executive Vice Chairman & Co-CEO Commercial Investment Group Acquisitions & Dispositions Years in real estate: 22 Years with KW: 19 Barry Schlesinger Co-CEO Commercial Investment Group Portfolio Management Years in real estate: 38 Years with KW: 10 John Prabhu President Commercial Investment Group Asset Management Years in real estate: 17 Years with KW: 10 Edward Ring Executive Managing Director & COO Multifamily Investment Group Years in real estate: 20 Years with KW: 7 Freeman Lyle Executive Vice President & Chief Financial Officer Years in real estate: 23 Years with KW: 13 Jim Rosten President Property Management Years in real estate: 22 Years with KW: 9 Stuart Cramer Senior Managing Director Residential Investment Group Years in real estate: 25 Years with KW: 13 Naoki Oshima Executive Managing Director & COO KW Investment Co. (Japan) Years in real estate: 25 Years with KW: 10 Matt Windisch Director Commercial Investment Group Investment Analysis Years in real estate: 6 Years with KW: 3 Donald Herrema Executive Vice Chairman & CEO of KW Capital Markets Years in real estate: 29 Years with KW: 1 MANAGEMENT EXPERIENCED TEAM Strong cross-disciplinary management team that is designed for scalability

17 Kennedy Wilson has a long history of delivering superior returns across market cycles, geographies and asset classes Kennedy Wilson has deployed nearly $6 billion of total capital since 1999, including over $2 billion of equity Aggregate capital deployment Gross IRR performance(1) Kennedy Wilson has achieved a 39% gross IRR on 92 realized investments across platforms since 1999(1) Equity capital deployment TRACK RECORD OVERVIEW ($ in millions) $851 $516 $1,011 $910 $559 $1,176 $487 $305 $2,907 $2,907 ($ in millions) $399 $149 $296 $241 $189 $590 $150 $75 $1,035 $1,055 $1,367 $1,920 $1,734 $792 $6,000 $3,000 $2,000 $1,000 $0 $5,814 $2,000 $1,000 $500 $0 $549 $537 $779 $225 $2,090 Office Other Japan Total Office Multifamily Other Japan Total Office Multifamily Other Japan Total Multifamily Realized Unrealized Realized Unrealized 78% 32% 30% 51% 39% 0% 20% 40% 60% 80% 100% 1. See pg. 11 2. Other includes residential, condos, land and real estate loans (2) (2) (2)

TRACK RECORD
CASE STUDIES






Investment	Marina Square	Summer House	The Mercury
Location	Marina Del Rey, CA	Alameda, CA	Los Angeles, CA
Acq. / Disp. Date	July 2005 / Dec 2006	Sep 2005 / Dec 2007	June 2009 / Dec 2009 (Expected)
Sector	Office / Retail	Residential - Multifamily	Residential - Condo
Rationale	▪ 100% complete renovation of property ▪ Replaced non-credit tenants with credit tenants ▪ Leased up office and retail space at above pro-forma rents	▪ Previous owner evicted all tenants and created community backlash forcing a fire sale ▪ KW re-developed and re-leased WWII barracks style property ▪ Crime in neighborhood dropped by 90% post-renovation	▪ Partially sold condo project ▪ Acquired 149 unsold units at $216 PSF or $225,000 per unit ▪ Purchase price is $0.36 on the dollar based on previous owner costs ▪ 113 units sold in first two months for an average price of $387,000
Method	Acquired mortgage note	Equity	Equity
Size	▪ Equity investment: $7 million ▪ Total investment: $32 million	▪ Equity investment: $40 million ▪ Total investment: $124 million	▪ Equity investment: $12 million ▪ Total investment: $38 million
Gross Returns[1]	▪ Levered IRR: 88% ▪ Equity multiple: 2.5x	▪ Levered IRR: 23% ▪ Equity multiple: 1.5x	▪ Levered IRR: 200%+ ▪ Equity multiple: 2.0x

1. Gross levered IRR before asset management, acquisition, disposition and promote fees.

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TRACK RECORD
CASE STUDIES








Investment	9701 Wilshire	MCI Center	Waterbrook
Location	Los Angeles, CA	Los Angeles, CA	Rancho Cucamanga, CA
Acq. / Disp. Date	Apr 2006 / June 2007	Feb 2004 / May 2005	June 2004 / Feb 2006
Sector	Office	Mixed Use - Office, Retail, Hotel	Residential - Multifamily
Rationale	▪ Upgraded lobbies, corridors and parking levels ▪ Signed leases above pro forma rents ▪ Sold building early in business plan to realize profit	▪ Leased up 52,000 rsf, implemented NNN retail leases ▪ Filed and completed parcel subdivision with City and County ▪ Segmented and sold the property by its primary components	▪ Implemented renovation and repositioning plan of the largest apartment complex in the area with 624 units on 28 acres ▪ Increased NOI by 35%
Method	Equity	Equity	Equity
Size	▪ Equity investment: $19 million ▪ Total investment: $55 million	▪ Equity investment: $33 million ▪ Total investment: $125 million	▪ Equity investment: $15 million ▪ Total investment: $67 million
Gross Returns[1]	▪ Levered IRR: 107% ▪ Equity multiple: 2.1x	▪ Levered IRR: 193% ▪ Equity multiple: 3.1x	▪ Levered IRR: 53% ▪ Equity multiple: 2.1x

1. Gross levered IRR before asset management, acquisition, disposition and promote fees.

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20 Kennedy Wilson will initially target investments in its core markets, which include the West Coast of the continental US, Hawaii and Tokyo PIPELINE CORE INVESTMENT MARKETS (1) 1. Regional office is dedicated towards Japan separate accounts. Honolulu, HI Tokyo, Japan California Washington Seattle Sacramento San Francisco Oakland Walnut Creek Beverly Hills, CA Headquarters Headquarters Regional Office

PIPELINE
DEAL SOURCING

Through proprietary deal sourcing, Kennedy Wilson has identified several billion dollars of near term investment opportunities

Platform	Strategy	Target size ($mm)	Expected Launch
Fund	▪ Value-add and opportunistic strategies across asset classes focused in core Kennedy Wilson markets	$400 - $600	On-going
Condo	▪ Distressed acquisition and repositioning strategy ▪ Tracking 450 condo projects in California alone	$600 - $1,000	4Q 09
Residential	▪ Current rental stream from existing apartments and capital return from condo sales	$400 - $575	4Q 09
Japan	▪ Acquisition of high quality multifamily assets near transportation hubs in Central Tokyo ▪ Diversified and low risk strategy	$150 - $300	1Q 10
Commercial	▪ Loan-to-own strategy ▪ Office, industrial and retail asset classes	$350 - $500	2Q 10
First Trust Deed	▪ Fill void in lending market ▪ Potential to take over foreclosed assets	$350 - $500	1Q 10
Foundation	▪ Investment platform for foundations which addresses foundation-specific tax issues	$100 - $200	1Q 10
Other Separate Accounts	▪ Opportunistic real estate deals with current and new investors on a non-discretionary basis	$750 - $1,400	On-going

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22 Aggregate Transaction Value of Owned Assets and Asset Sales GROWTH STRATEGY HISTORICAL GROWTH Net Equity Under Management and Equity Distributions 1. Total investment at cost including undrawn loan balances and excluding depreciation and partial sales as of 6/30/2009. 2. As of 6/30/09. 3. Reflects market value of equity returned from sale of investments. (3) (2) (2) (1) Asset sales Aggregate transaction value $1,260 $1,044 $1,661 $2,201 $2,857 $2,907 $350 $1,028 $428 $765 $113 $5 $0 $200 $400 $600 $800 $1,000 $1,200 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 2004 2005 2006 2007 2008 2009 Aggregate Transaction Value Asset Sales ($ in millions) $509 $317 $505 $840 $1,014 $1,035 $185 $599 $164 $335 $57 $2 $0 $100 $200 $300 $400 $500 $600 $700 $0 $200 $400 $600 $800 $1,000 $1,200 2004 2005 2006 2007 2008 2009 Equity Under Management Equity Distributions ($ in millions)

23 Kennedy Wilson should achieve revenue growth through fees earned on new funds under management GROWTH STRATEGY INVESTMENT PLAN Investment Structure Target Fund / JV Leverage 60% - 70% Kennedy Wilson Equity Co-investment Funds - 5.0% Joint Venture / Separate Accounts - 7.5% Asset Management Fees Funds - 150 bps on committed equity Joint Venture / Separate Accounts - 50 bps on invested assets Property Management & Related Fees 3.0% of property revenues 1.0% condo disposition fee Acquisition Fees 1.0% of acquisition price Promote Varying promote structures on Funds and Joint Ventures / Separate Accounts - Typically 20% - 35% over a hurdle of 8% - 12% Reinvestments Kennedy Wilson net cash flows reinvested as co-investments into Funds and Joint Ventures / Separate Accounts

GROWTH STRATEGY ILLUSTRATIVE ECONOMICS SUMMARY 24 Illustrative Existing Investments ($ in millions) Illustrative New Investments FUND / JV Illustrative Fund Acquisitions $500 $1,000 $1,500 Illustrative JV Acquisitions $1,500 $3,000 $4,500 Illustrative total AUM $2,000 $4,000 $6,000 Debt(1) $1,300 $2,600 $3,900 Third Party Equity $652 $1,304 $1,956 Kennedy Wilson Co-Investment $48 $96 $144 Asset management fees $10 $20 $30 Property management fees(2,3) $6 $13 $19 Acquisition fees $20 $40 $60 Disposition fees TBD TBD TBD Promote TBD TBD TBD TOTAL NEW INVESTMENTS FEE REVENUE $36 $73 $109 Margin Range TOTAL NEW INVESTMENTS FEE EBITDA(4) 60% 70% $24 $47 $71 TOTAL EXISTING INVESTMENTS FEE EBITDA(5) $8 $8 $8 1. Assumes 65% leverage reflecting mid-point of target leverage range. 2. Fees include property management fees, construction fees and leasing commissions. 3. Revenues used to calculate fees assume a 7.0% cap rate and a 66.7% NOI margin. 4. EBITDA calculated using mid-point of margin range. 5. Reflects 2008 Investments EBITDA excluding asset sale proceeds. Note: This page represents potential returns assuming varying capital raises.

GROWTH STRATEGY ILLUSTRATIVE ECONOMICS SUMMARY 25 Illustrative Property Equity at Cost $144 $96 $48 NEW PRO RATA PROPERTY EQUITY AT COST(2) ($ in millions) Illustrative Services AUCTION SERVICES Illustrative auction volume $400 $600 $800 Net commissions 3.00% $12 $18 $24 THIRD PARTY PROPERTY MANAGEMENT SERVICES Illustrative property revenues $300 $400 $500 Third party property management fees 3.00% $9 $12 $15 TOTAL SERVICES REVENUE $21 $30 $39 Margin Range TOTAL SERVICES EBITDA(1) 20% 30% $5 $8 $10 Illustrative Investments and Services EBITDA NEW INVESTMENTS FEE EBITDA $24 $47 $71 EXISTING INVESTMENTS FEE EBITDA $8 $8 $8 SERVICES EBITDA $5 $8 $10 EXISTING PRO RATA PROPERTY EQUITY AT COST(3) $177 $177 $177 1. EBITDA calculated using mid-point of margin range. 2. Reflects Kennedy Wilson’s co-investment equity in new investments. 3. As of 6/30/09. Note: This page represents potential returns assuming varying capital raises.

26 Pro forma debt maturity schedule(1) Summary debt review Revolver Facility A Facility B Notes Payable Mortgage Loans Trust Preferred Convertible Subordinated Notes Kennedy Wilson’s well managed balance sheet enables it to put new capital to work for opportunistic purposes Kennedy Wilson is supported by a strong balance sheet, with low existing leverage, low interest rates and long dated debt Kennedy Wilson has a diverse debt capital stack with a vast majority of its debt maturing 2014 or later GROWTH STRATEGY STRONG BALANCE SHEET ($ in millions) $25 $1 $14 $53 $40 $30 L + 300 bps L + 250 bps 4.00% 7.50% 9.06% 7.00% 6/30/09 6/30/09 Pro Forma for Transaction $9 $1 $8 $53 $40 $30 Maturity(2) Rate 2011 2011 2014 2010/2011 2037 2018 (3) (4) 9/9/09 Pro Forma(1) $0 $0 $22 $36 $40 $30 (5) (6) Note: Mercury loan of $9 million due 2011 is expected to be paid off by 4Q 2009 from proceeds of Mercury condo sales. Debt maturity schedule excludes $30 million convertible notes as it is madatorily convertible into equity. 1. Reflects transaction impact and changes occurring between 6/30/2009 and announcement date of 9/9/2009. 2. Maturity as of announcement date of 9/9/2009. 3. Post 6/30/2009, Company received a new $28 mm note payable. 4. Expected to paydown from Mercury sales proceeds. Expected paydown of current Mercury loan of $9 mm by 4Q 2009. 5. Fixed through 2017, floating thereafter. 6. Mandatorily convertible into equity. $22 $40 $27 $9 $0 $10 $20 $30 $40 $50 $60 2009 2010 2011 2012 2013 2014 2037 Mortgage Loans Notes Trust Preferreds Annual maturities ($ in millions)

Pro forma equity capitalization Sources and Uses 1. Includes public shares and founders shares and assumes 20% redemptions. 2. Includes merger consideration and management incentive shares. 3. Based on PAX share price of $9.79 on 9/8/2009. 4. Assumes 20% redemptions. 5. Assumes 100% redemption. Required approvals and timing Majority of Kennedy Wilson common and preferred shareholders Majority of PAX public shareholders (with less than 30% electing to convert) Majority of PAX warrant holders must vote to amend warrant agreement Announcement date September 2009 Expected close November 2009 Shares o/s (mm) PAX(1) 24 44% $235 Kennedy Wilson(2) 30 56% 294 Total 54 100% $529 % Ownership Implied Value (3) ($mm) PAX Cash (4) $198 Total sources $198 Sources ($mm) Fund and JV / SA co-investment $145 Debt paydown 22 Purchase PAX warrants(5) 14 Fees and expenses 17 Total uses $198 Uses ($mm) TRANSACTION OVERVIEW MERGER OF PAX AND KENNEDY WILSON 27

 Full Kennedy Wilson team to stay in place Restricted shares from new Management Incentive Pool to vest over three years Team remains heavily invested in Kennedy Wilson’s success (~36% ownership) Management Retention At least 50% of the outstanding warrants to be redeemed for $0.55 per warrant Remaining warrant exercise price to be increased from $7.50 to $12.50 per share Maturity date of warrants extended from November 2012 to November 2013 Call price on warrants increased from $14.50 to $19.50 per share Warrant Reorganization $53 million of Kennedy Wilson preferred stock to be converted into common shares in connection with the transaction Convertible Preferred Stock Conversion Kennedy Wilson senior management: 100% lock-up for 90 days and 90% lock-up for one year of shares received as merger consideration PAX Founders: One year lock-up of PAX founders’ shares Lock-up TRANSACTION OVERVIEW MERGER OF PAX AND KENNEDY WILSON 28

COMPARABLE COMPANIES TRADING VALUATION

While there is no perfect publicly listed comparable for Kennedy Wilson, there are three categories of companies that share similar characteristics

($ in millions)

Commentary	Managers	EV / 2010E EBITDA	P / 2010E EPS
▪ Traditional Asset Managers are valued using traditional metrics such as EV/EBITDA or P/E ▪ These firms primarily invest in securities – Some also invest in private equity and real estate property	Traditional Asset Managers	8.0x - 13.0x	17.0x - 23.0x
▪ Given private equity model of Kennedy Wilson, public alternative asset managers focused on private equity investing are comparable ▪ Alternative asset managers are valued using a P/E metric	Alternative Asset Managers	NA	14.0x - 15.0x
▪ Real Estate Services companies are valued using traditional metrics such as EV/EBITDA or P/E ▪ Primary source of revenue is brokerage and property management fees – Also have asset management and investment management business lines	Real Estate Services	7.0x - 11.0x	16.0x - 21.0x

Source: FactSet, SNL Financial, Company filings

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